SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2001

                                 Piranha, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                         0-20190                36-3859518
     (State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)                 File Number)         Identification No.)


         2425 N. Central Expressway, Suite 480, Richardson TX      75080
          (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code: 972-739-0373

                    Information to be included in the report

Item 6. Resignations of Registrant's Directors.

On May 25, 2001 Michael Steele and Larry Greybill, directors of the Company, resigned from the Board of Directors. Their resignations were regretfully accepted by the Company.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 , the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Piranha, Inc.
                                                    (Registrant)

Date: May 29, 2001                                      /s/Edward R. Sample
                                                           Edward R. Sample, CEO

                                                        /s/ Michael Steele
                                                            Michael Steele, CFO